Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated September 29, 2008
to Prospectus Dated September 29, 2008

The following information supplements and amends the information in the Prospectus regarding Security Alpha Opportunity Fund (the "Fund"):

In response to recent market events, regulatory authorities in various countries, including the United States, United Kingdom and several European countries have enacted temporary rules prohibiting short sales of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. In most cases, the bans focus on the short selling of financial stocks. However, some countries, such as Australia, have more extensive bans. Recent market events have also had an impact on the Fund's trading counterparties. Effective as of the close of business on October 3, 2008, and until further notice, the Security Alpha Opportunity Fund is not accepting subscriptions for shares from either new or existing shareholders. Of course, a shareholder may sell (or "redeem") shares at any time (please see "Selling Shares" for more information).

Please Retain This Supplement for Future Reference